ADVANCED FINANCIAL, INC.

                        1992 INCENTIVE STOCK OPTION PLAN

     1. Purpose of plan. This Incentive Stock Option Plan (the "Plan"), is intended to encourage ownership of shares of Advanced Financial, Inc. (the "Corporation"), by key employees of the Corporation and its subsidiaries and to provide additional incentive for them to promote the success of the business.

     2. Shares subject to plan. There will be reserved for use upon the exercise of options to be granted from time to time under the Plan ("Options"), an aggregate of 500,000 Common Shares, of the par value $.001 per share (the "Common Shares"), of the Corporation, which shares may be in whole or in part, as the Board of Directors of the Corporation (the "Board of Directors"), shall from time to time determine, authorized but unissued Common Shares or issued Common Shares which shall have been reacquired by the Corporation. For purposes of the Plan, the "Plan Year" shall be the 12-month period ending on each June
30. Options shall not be granted in any Plan Year for in excess of an aggregate of 100,000 Common Shares; provided, however, that, if an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered thereby shall (unless the Plan shall have been terminated) be added to the shares otherwise available for Options which may be granted in accordance with the terms of the Plan.

     3. Administration of plan. The Board of Directors shall appoint a Stock Option Plan Committee (the "Committee"), which shall consist of not less than three members of the Board of Directors. Subject to the provisions of the Plan, the Committee shall have complete authority in its discretion to determine the employees of the Corporation and its subsidiaries to whom Options shall be granted, the number of shares to be covered by each of the Options, and the time or times at which Options shall be granted; to interpret the Plan; and to prescribe, amend, and rescind rules and regulations relating to it; provided, however, that, in the case of employees who shall also be directors of the Corporation, Options shall be granted in accordance with the provisions of paragraphs 4 and 5 hereof. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. All action of the Committee shall be taken by a majority of its members. Any action may be then by a written instrument signed by a majority of the members and action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable. Members of the Committee shall be indemnified by the Company for any act or omission in connection with the Plan or any option granted thereunder.

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     4.  Employees to whom options shall be granted.  An Option shall be granted in each Plan Year:

        (a) To each director of the Corporation who is also in the employ of the Corporation or in the employ of one or more of its present or future subsidiary corporations ("Subsidiaries"), as defined in Section 424 of the Internal Revenue Code of 1986; and

        (b) To each other employee of the Corporation or one or more of its subsidiaries who shall be selected by the Committee from the class of employees made up of those who are officer of the Corporation or of one or more of its subsidiaries and those who are heads of departments of the Corporation or of one or more of its subsidiaries, whether or not in any case the grantee shall have received one or more Options hereunder in any previous Plan Year or Years. Any employee to whom an Option shall have been granted in any Plan Year and who shall thereafter in such Plan Year become a director of the Corporation shall not be granted another Option in such Plan Year.

     In no event shall an Option which is exercisable more than five years from the date of the grant thereof be granted to any person who, immediately after such Option is granted, owns (as defined in Section 422 and 424 of the Internal Revenue Code of 1986) shares possessing more than 10 percent of the total combined voting power or value of all classes of shares of the Corporation or of its parent or any subsidiary corporation.

     5. Number of shares covered by options granted to individual employees. The number of shares of the Common Stock covered by the Option that shall be granted to any individual employee in any Plan Year shall not exceed 20,000. Subject to the limitations imposed by the foregoing provisions of the Plan, in any Plan Year the Option to be granted to an employee who at the date of the granting thereof shall also be a director of the Corporation shall cover, and any Option granted to any other employee shall cover not in excess of, such number of Common Shares (rounded out, if not an even 100 shares or multiple thereof, to the next lower 100-share lot) as shall have an aggregate option price equal to such employee's current aggregate annual compensation (including fixed salary and incentive compensation) from the Corporation and all corporations controlled by it. Such current aggregate annual compensation shall, in each case, be determined by multiplying by four the aggregate compensation received by him during the calendar quarter-year next preceding the date of the granting of his Option.


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     6. Factors  considered in granting options.  In making any determination as to employees (other than those who are also directors of the Corporation) to whom Options shall be granted and as to the number of shares to be covered by such Options, the Committee shall take into account the duties of the respective employees, their present and potential contributions to the success of the Corporation, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

     7. Option prices. The purchase price of the Common Shares which shall be covered by each Option shall be 100 percent of the fair market value of the Common Shares at the time of granting the Option. Such fair market value shall be deemed to be the bid price of the Common Shares on NASDAQ on the day on which the Option shall be granted. Notwithstanding the foregoing, the purchase price for Common Shares under an Option or Options granted to any person then owning more than 10 percent of the total combined voting power of all classes of shares of the Corporation, or of its parent or subsidiary corporation, shall be 110 percent of the fair market value of the Common Shares at the time of grant of the Option.

     8. Terms of options. Each option must be exercised within ten years from the date of the grant thereof; provided, however, that any Option granted to any person then owning more than 10 percent of the total combined voting power of all classes of shares of the Corporation, or of its parent or subsidiary corporation, must be exercised within five years from the date of the grant thereof. The option term may be subject to termination prior to the expiration of the period mentioned above, as provided hereinafter.

     9. Exercise of options. An Option may be exercised, at any time or from time to time, as to any part of or all the shares which shall be covered thereby; provided, however, that: (a) an Option may not be exercised as to less than 100 shares at any one time (or the remaining shares then purchasable under the Option, if less than 100 shares); and (b) an option shall not be exercisable prior to the expiration of six months following the date on which the option was granted. The purchase price of the shares as to which an Option shall be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 12 and 13 hereof, an Option may not be exercised at any time unless the holder thereof shall have been in the continuous employ of the Corporation and/or of one or more of its subsidiaries, from the date of the granting of the Option to the date of its exercise. The holder of an Option shall not have any of the rights of a shareholder with respect to the shares covered by his Option, except to the extent that one or more certificates for such shares shall be delivered to him upon the due exercise of the Option.



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     10. Nontransferability.  An Option shall not be transferable otherwise than by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the employee, only by such employee.

     11. Employee's agreement to serve. Each employee receiving an Option shall, as one of the terms of the option agreement hereinafter referred to, agree that he will remain in the employ of the Corporation or one or more of its subsidiaries for a period of at least two years from the date on which the Option shall be granted to him; and that he will, during such employment, devote his full business time, energy, and skill to the service of the Corporation or one or more of its subsidiaries, subject to vacations, sick leaves, and military absences. Such employment, subject to the provisions of paragraph 12 hereof and subject also to the provisions of any contract between the Corporation or any such subsidiary and such employee, shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. Any termination of such employee's employment during the period which he has agreed pursuant to the foregoing provisions of this paragraph 11 to remain in employment that is either (a) for cause or (b) voluntary on the part of the employee and without the consent of his employing corporation or corporations shall be deemed a violation by the employee of his agreement. In the event of such violation, any Option or Options held by him, to the extent not previously exercised, shall immediately terminate.

     12. Termination of employment. In the event that the employment of an employee to whom an Option shall have been granted shall be terminated (otherwise than by reason of death), such Option may, subject to the provisions of paragraph 11 hereof, be exercised (to the extent that the employee shall have been entitled to do so at the termination of his employment) at any time within three months after such termination, but not more than five years after the date on which such Option shall have been granted. So long as the holder of an Option shall continue to be an employee of the Corporation or one or more of its subsidiaries, his Option shall not be affected by any change in his duties or position. Nothing in the Plan or in any option agreement shall confer upon any employee any right to continue in the employ of the Corporation or of any of its subsidiaries, or interfere in any way with the right of the Corporation or any such subsidiary to terminate his employment at any time; provided, however, that the employment of a recipient of an Option shall not be terminated without his consent during the first year of the term of such Option, except for cause.



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     13.  Death of  employee.  If an employee to whom an Option  shall have been granted shall die while he shall be employed by the Corporation or one or more of its subsidiaries or within three months after the termination of his employment, such Option may be exercised (to the extent that the employee shall have been entitled to do so at the date of his death) by a legatee or legatees of the employee under his last will, or by his personal representatives or distributees, at any time within one year after his death (but not more than five years after the date on which such Option shall have been granted).

     14. Adjustments upon changes in capitalization. In the event of changes in the outstanding Common Shares of the Corporation by reason of share dividends, split-ups, recapitalizations, mergers, consolidations, combination or exchange of shares, separations, reorganizations, or liquidations, the number and class of shares available under the Plan in the aggregate and in any Plan Year and the maximum number of shares as to which Options may be granted to any employee shall be correspondingly adjusted by the Committee. Notwithstanding the foregoing, no adjustment shall be made in the minimum number of shares which may be purchased at any time.

     15. Effectiveness of plan. The Plan shall become effective on such date as the Board of Directors shall determine, but only after the shareholders of the Corporation shall, by the affirmative vote of a majority in interest of the Common Shares, in addition to the affirmative vote of a majority in interest of all the shares of the Corporation, have approved the Plan.

     16. Time of granting options. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the stockholders of the Corporation nor any action taken by the Committee shall constitute the granting of any Option. The granting of an Option shall take place only when a written option agreement shall have been duly executed and delivered by or on behalf of the Corporation and by the employee to whom such Option shall be granted.

     17. Limitation. No employee eligible to participate herein shall be granted Options to purchase Common Shares which are exercisable during any one calendar year, to the extent that the fair market value of such shares (determined at the time of the grant of the Option) exceeds $100,000. No employee shall be given the opportunity to exercise Options granted hereunder with respect to shares valued in excess of $100,000 in any calendar year, except and to the extent that the Options shall have accumulated over a period in excess of one year.



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     18.  Termination and amendment of plan. The Plan shall terminate on July 1,
2002 and an Option shall not be granted under the Plan after that date. The Plan may at any time or from time to time be terminated, modified, or amended by the shareholders of the Corporation, by the affirmative vote of a majority in interest of the Common Shares, in addition to the affirmative vote of a majority in interest of all the shares of the Corporation. The Board of Directors may at any time and from time to time modify or amend the plan in such respects as it shall deem advisable in order that the Options shall continue to be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986 or to conform to any change in the law, or in any other respect which shall not change: (a) the maximum number of shares for which Options may be granted under the Plan either in the aggregate or in any Plan Year or to any individual employee; (b) the option prices other than to change the manner of determining the fair market value of the Common Shares for the purposes of paragraph 7 hereof to conform with any then applicable provisions of the Internal Revenue Code or regulations thereunder; (c) the periods during which Options may be granted or exercised; (d) the provisions relating to the determination of employees to whom Options shall be granted and the numbers of shares to be covered by such Options; or (e) the provisions relating to adjustments to be made upon changes in capitalization. The termination or any modification or amendment of the Plan shall not, without the consent of an employee, affect his rights under an Option previously granted to him.


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